                                                                EXHIBIT 10(a)(2)

                           STOCK REDEMPTION AGREEMENT

         This Stock Redemption Agreement is entered into by and among Universal Forest Products, Inc., a Michigan corporation, with headquarters at 2801 East Beltline, N.E., Grand Rapids, Michigan 49525 (the "Corporation"); Peter F. Secchia, individually ("PFS"); Peter F. Secchia Trust u/a/d August 27, 1990, as amended (the "PFS Trust"); the Secchia Family Limited Partnership ("SFLP"); SIBSCO, L.L.C., a Michigan limited liability company ("SIBSCO"); and the Secchia Family Foundation (the "Foundation").

                                    RECITALS

         A. The PFS Trust; SFLP; SIBSCO; the Foundation; the Mark W. Secchia Trust u/a/d December 23, 1991, as amended (the "MWS Trust"); the Stephanie R. Secchia Trust u/a/d December 23, 1991, as amended (the "SRS Trust"); the Charles
N. Secchia Trust u/a/d December 23, 1991, as amended (the "CNS Trust"); the Sandra V. Secchia Trust u/a/d December 23, 1991, as amended (the "SVS Trust"); The Piffuskids Christmas Trust for Grandma u/a/d December 23, 1987 ("Grandma's Trust"); the Fifth Third Securities Corporation, IRA Custodian for the benefit of Peter F. Secchia (the "PFS-IRA"); Mark W. Secchia, individually; Stephanie R. Secchia; individually; Charles N. Secchia, individually; and Sandra Secchia Aslanian, individually (collectively, the "Shareholders") each own shares of the common stock, no par value, of the Corporation ("Common Stock").

         B. The Shareholders desire to have some of their shares of Common Stock redeemed by the Corporation on the terms and conditions hereinafter set forth.

         C. The Corporation desires to redeem from one or more of the Shareholders 2,000,000 shares of Common Stock owned by the Shareholders on the terms and conditions hereinafter set forth.

         In consideration of the above recitals and of the mutual covenants and agreements herein contained, the parties mutually agree as follows:

         1. REDEMPTION. Subject to the terms and conditions of this Agreement, on January 2, 2002 (the "Redemption Date"), one or more of the Shareholders, collectively, shall sell and transfer to the Corporation, and the Corporation shall redeem from one or more of the Shareholders, 2,000,000 shares of Common Stock owned by the Shareholders. The number of shares to be sold by each Shareholder on the Redemption Date shall be determined by the Shareholders and provided to the Corporation in a writing signed by all of the Shareholders on or prior to January 2, 2002, in the form attached as Exhibit A.

         2. CALCULATION AND PAYMENT OF REDEMPTION PRICE. On the Redemption Date, the Corporation shall pay to each Shareholder, in immediately available funds, the "Per Share Price" multiplied by the number of shares redeemed by the Corporation from that Shareholder on the Redemption Date. The "Per Share Price" shall mean Eighteen Dollars ($18.00) per Share. The aggregate amount payable to each Shareholder is referred to as the "Applicable Redemption Price."


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         3. TRANSFER OF OWNERSHIP OF SHARES. On or before the Redemption Date, each Shareholder selling shares hereunder shall deliver to the Corporation, at its address set forth in paragraph 12 hereof, the original stock certificate(s) representing the redeemed shares, duly endorsed in blank by that Shareholder, or accompanied by blank stock powers, in the manner required by the Corporation's transfer agent. Each Shareholder shall deliver such other documents and instruments reasonably required by the Corporation or its transfer agent to transfer the redeemed shares to the Corporation.

         If any certificates evidencing shares of Common Stock are lost, stolen or destroyed, the Shareholder entitled to payment with respect to such Common Stock shall make and deliver an affidavit of lost certificate in form and substance acceptable to the Corporation and its transfer agent, and deliver such affidavit in lieu of the original stock certificate required above. In such event, the Corporation may, in its discretion and as a condition precedent to payment of the Applicable Redemption Price with respect thereto, require the Shareholder to indemnify the Corporation against any claim that may be made against it with respect to the lost, stolen or destroyed certificates(s) and to pay any required indemnity bond, as may be required by the transfer agent.

         4. ADJUSTMENTS. If, between the date of this Agreement and the Redemption Date, the outstanding shares of Common Stock changes into a different number of shares or a different class of shares by reason of any stock split, split-up, reclassification, recapitalization, merger, consolidation, combination, exchange of shares, stock dividend or dividend payable in other securities, or any similar event has occurred, and the record date for such change is within that time period, the number of shares to be redeemed from each Shareholder pursuant to this Agreement and the Applicable Redemption Price shall be appropriately adjusted to provide to the holders thereof the same economic effect as contemplated by this Agreement prior to such event.

         5. REPRESENTATIONS OF THE SHAREHOLDERS AT CLOSING. By executing and delivering the form attached hereto as Exhibit A, each Shareholder severally represents and warrants with respect to himself, herself or itself as follows, and covenants that the same shall be true as of the Redemption Date with respect to the shares of Common Stock to be redeemed on the Redemption Date:

                  (a) the Shareholder is the legal and beneficial owner of all of the shares of Common Stock to be sold and transferred by the Shareholder hereunder, free and clear of any and all liens, encumbrances and other charges;

                  (b) the Shareholder has good and marketable title to the shares of Common Stock to be sold and transferred by the Shareholder hereunder, and has full right to sell and transfer such shares to the Corporation;

                  (c) the Shareholder is not a party to any agreement, written or oral, creating rights in respect of any of the shares of Common Stock to be sold and delivered by the Shareholder hereunder;

                  (d) there are no existing warrants, options, stock purchase agreements, or restrictions of any nature relating to the shares of Common Stock to be sold and delivered by the Shareholder hereunder, and the Shareholder's performance hereunder will not conflict with or violate any agreement to which the Shareholder is a party or by which the Shareholder is bound; and

                  (e) this Agreement is a binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms.

         6. REPRESENTATIONS OF THE CORPORATION. The Corporation represents, warrants and covenants that:

                  (a) its execution and delivery of this Agreement has been duly authorized by requisite corporate action;

                  (b) the execution and delivery of this Agreement and performance of its obligations hereunder do not violate section 345 of the Michigan Business Corporation Act;

                  (c) it has obtained all consents, authorizations and waivers required to be obtained by it in order to execute and deliver this Agreement and perform its obligations hereunder, and it will timely make all filings and registrations that are required by law or contract to be made in connection herewith;

                  (d) this Agreement is a binding obligation of the Corporation, enforceable against it in accordance with its terms.

         7. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder shall survive the delivery of the shares redeemed hereunder.

         8. CONDITIONS PRECEDENT TO CORPORATION'S OBLIGATIONS. It shall be a condition precedent to the Corporation's obligations hereunder with respect to any Shareholder that:

                  (a) the representations and warranties made by such Shareholder herein shall be true and correct on the Redemption Date as if made on and as of that date, and the tender of shares by such Shareholder on the Redemption Date shall be deemed an affirmation thereof; and

                  (b) on the Redemption Date, the Corporation shall not be in default, nor shall its performance of the transactions contemplated hereby cause a default, under any of the Corporation's loan documents or credit facilities.

         9. CONDITIONS PRECEDENT TO SHAREHOLDERS' OBLIGATIONS. It shall be a condition precedent to each Shareholder's obligation hereunder that:

                  (a) the representations and warranties made by the Corporation herein shall be true and correct on the Redemption Date as if made on and as of that date, and the tender of the Applicable Redemption Price by the Corporation on the Redemption Date shall be deemed an affirmation thereof.

         10. CONTINUING RIGHTS OF SHAREHOLDERS. Nothing in this Agreement shall affect any Shareholder's rights with respect to shares of Common Stock not yet redeemed hereunder, or any other shares of Common Stock owned, now or in the future, by such Shareholder, and each Shareholder shall continue to possess and have the right to exercise all rights of ownership with respect to such shares until redeemed pursuant hereto.

         11. FURTHER ASSURANCES. Each party shall take whatever further action may become necessary or appropriate to carry out the intent and accomplish the purposes of this Agreement.

         12. NOTICES. All demands and notices given hereunder will be sent by personal delivery or overnight express with a nationally recognized courier, addressed to the respective parties at the addresses set forth below, or to such other address for a party as that party may hereafter designate in writing to the other parties in the same manner:

                  If to the Corporation:    Universal Forest Products, Inc.
                                            Attention:  Matthew J. Missad
                                            2801 East Beltline, NE
                                            Grand Rapids, Michigan 49505

                  If to any Shareholder:    c/o Peter F. Secchia
                                            2833 Bonnell, SE
                                            Grand Rapids, Michigan 49506

                                            With a copy to:

                                            Stephen J. Mulder
                                            Mika, Meyers, Beckett & Jones, PLC
                                            200 Ottawa Avenue, Suite 700
                                            Grand Rapids, Michigan 49503

         13. BINDING EFFECT; ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto, their legal representatives, successors, and assigns. This Agreement may not be assigned by any of the Shareholders or the Corporation.

         14. REDEMPTION DATE. If the Redemption Date is not a Business Day, then the Redemption Date shall be the first Business Day following the scheduled Redemption Date. "Business Day" means any day on which banks are not required or authorized to close in the City of Grand Rapids, Michigan.

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


         15. ENTIRE AGREEMENT. This Agreement may be amended only by a writing signed by each party affected thereby, expressly referring to this Agreement and stating that it is intended to amend this Agreement.

         16. NON-WAIVER. No delay or failure by any party to exercise any right under this Agreement, and no partial or single exercise of that right, will constitute a waiver of that or any other right, unless otherwise expressly provided herein.

         17. HEADINGS. Headings in this Agreement are for convenience only and will not be used to interpret or construe is provisions.

         18. GOVERNING LAW. This Agreement will be construed in accordance with and governed by the laws of the State of Michigan.

         19. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will be one and the same instrument.

         20. JOINT AND SEVERAL OBLIGATIONS. The mutual obligations of the Corporation and each Shareholder are included in one agreement for convenience only, and such obligations relating to one Shareholder shall not be affected by any change, circumstance or determination regarding such obligations relating to another Shareholder. The obligations of each Shareholder hereunder are not joint obligations, but are several obligations only.

         21. THIRD PARTY BENEFICIARIES. The parties hereto intend that the Shareholders who are not named parties to this agreement shall be third-party beneficiaries of this agreement, and shall have the right to enforce this agreement as if named parties hereto, subject to performance of the obligations imposed on Shareholders hereunder.


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



         IN WITNESS WHEREOF, the parties have signed this Agreement this 3rd day of December, 2001.

                             UNIVERSAL FOREST PRODUCTS, INC.

                             By /s/ Michael B. Glenn
                               ------------------------------------------------
                                Michael B. Glenn, its President


                             /s/ Peter F. Secchia
                             --------------------------------------------------
                             Peter F. Secchia, individually


                             PETER F. SECCHIA TRUST, U/A/D
                             AUGUST 27, 1990, AS AMENDED


                             By  /s/ Peter F. Secchia
                                -----------------------------------------------
                                Peter F. Secchia, its Trustee

                             SECCHIA FAMILY LIMITED
                             PARTNERSHIP


                             By /s/ Peter F. Secchia
                                -----------------------------------------------
                                Peter F. Secchia, Trustee of the Peter F.
                                Secchia Trust, u/a/d August 27, 1990, as
                                amended, its Managing Partner

                             SIBSCO, L.L.C.


                             By /s/ Peter F. Secchia
                                -----------------------------------------------
                                Peter F. Secchia, its Managing Member

                             SECCHIA FAMILY FOUNDATION


                             By /s/ Peter F. Secchia
                                -----------------------------------------------
                                Peter F. Secchia, its President


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



                                    EXHIBIT A
                          TO STOCK REDEMPTION AGREEMENT


Universal Forest Products, Inc.
2801 East Beltline, NE
Grand Rapids, Michigan  49505
Attention:  Matthew J. Missad

         Re:      Exercise Notice

         Pursuant to the terms of that certain Stock Redemption Agreement, dated December 3rd, 2001, between Universal Forest Products, Inc. and the undersigned Shareholders (the "Agreement"), the number of shares to be redeemed from each Shareholder is as follows:

          PFS                                                    shares
                                             ------------------
          PFS Trust                                     800,000  shares
                                             ------------------
          SFLP                                          560,410  shares
                                             ------------------
          SIBSCO                                        100,000  shares
                                             ------------------
          Foundation                                    400,000  shares
                                             ------------------
          MWS Trust                                      40,000  shares
                                             ------------------
          SRS Trust                                      20,000  shares
                                             ------------------
          CNS Trust                                      40,000  shares
                                             ------------------
          SVS Trust                                      28,000  shares
                                             ------------------
          Grandma's Trust                                        shares
                                             ------------------
          PFS-IRA                                        11,590  shares
                                             ------------------
          Mark W. Secchia                                        shares
                                             ------------------
          Stephanie R. Secchia                                   shares
                                             ------------------
          Charles N. Secchia                                     shares
                                             ------------------
          Sandra Secchia Aslanian                                shares
                                             ------------------

                   TOTAL                              2,000,000  shares

         Each capitalized term used herein and not otherwise defined shall have the meaning ascribed to it in the Agreement.

         This Notice may be executed in two or more counterparts, each of which will be deemed an original but all of which together will be one and the same instrument.

                       (Signatures on following two pages)


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



Dated as of: January 2, 2002

                                  /s/ Peter F. Secchia
                                  ---------------------------------------------
                                  Peter F. Secchia, individually


                                  PETER F. SECCHIA TRUST, U/A/D
                                  AUGUST 27, 1990, AS AMENDED


                                  By /s/ Peter F. Secchia
                                     ------------------------------------------
                                     Peter F. Secchia, its Trustee

                                  SECCHIA FAMILY LIMITED
                                  PARTNERSHIP


                                  By /s/ Peter F. Secchia
                                     ------------------------------------------
                                     Peter F. Secchia, Trustee of the Peter F.
                                     Secchia Trust, u/a/d August 27, 1990, as
                                     amended, its Managing Partner

                                  SIBSCO, L.L.C.


                                  By /s/ Peter F. Secchia
                                     ------------------------------------------
                                     Peter F. Secchia, its Managing Member

                                  SECCHIA FAMILY FOUNDATION


                                  By /s/ Peter F. Secchia
                                     ------------------------------------------
                                     Peter F. Secchia, its President


                                  /s/ Mark A. Schut
                                  ---------------------------------------------
                                  Mark A. Schut, Trustee of the Mark W.
                                  Secchia Trust u/a/d December 23, 1991, as
                                  amended, and the Stephanie R. Secchia
                                  Trust u/a/d December 23, 1991, as amended,
                                  and the Charles N. Secchia Trust u/a/d
                                  December 23, 1991, as amended, and the
                                  Sandra V. Secchia Trust u/a/d December 23,
                                  1991, as amended



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



                                  THE PIFFUSKIDS CHRISTMAS TRUST
                                  FOR GRANDMA u/a/d December 23, 1987

                                  By
                                     ------------------------------------------
                                      Valerie Gail Secchia, Trustee


                                  PFS - IRA

                                  By /s/ L. L. Cannon
                                    -------------------------------------------
                                           Its
                                               --------------------------------

                                  /s/ Mark W. Secchia
                                  ---------------------------------------------
                                  Mark W. Secchia, individually

                                  /s/ Stephanie R. Secchia
                                  ---------------------------------------------
                                  Stephanie R. Secchia, individually

                                  /s/ Charles N. Secchia
                                  ---------------------------------------------
                                  Charles N. Secchia, individually

                                  /s/ Sandra Secchia Aslanian
                                  ---------------------------------------------
                                  Sandra Secchia Aslanian, individually


                                       9